3. SECURITIES (Details 4) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Sep. 30, 2012	Sep. 30, 2011
Roll-forward of amount of credit losses on investment securities recognized in earnings
Beginning balance of credit losses	$ 1,563	$ 1,442
Other-than-temporary impairment credit losses on securities not previously OTTI	35	95
Increases for additional credit losses on securities previously determined to be OTTI	93	191
Reduction for increases in cash flows	0	0
Reduction due to credit impaired securities sold or fully settled	(1,691)	(165)
Ending balance of cumulative credit losses recognized in earnings	$ 0	$ 1,563